Operating Agreements	12 Months Ended
Dec. 30, 2014
Operating Agreements

Note 13—Operating Agreements

The Company has entered into employment agreements with respect to operating restaurants. Under the terms of the agreements, these employees are entitled to a cash bonus calculated as a percentage of individual restaurant operating profits within certain geographic areas, based upon an agreed upon formula. Certain employees under these agreements were required to contribute cash for each store opened based upon the terms of the agreement. The cash contributed by such employee is refundable upon the termination of his or her employment with the Company, and therefore the amounts are recorded within employee-related accruals. The Company has the exclusive right and option, but not the obligation, to purchase these employees’ interests in the individual restaurant operating profits for an amount agreed upon within the employment agreements. The Company is accreting the expense for the potential purchase of these employees’ interests and has recorded approximately $7,000 in expense in the fiscal year ended December 30, 2014 and such amount is included in general and administrative expenses in the combined consolidated statements of income. There was no expense recorded in fiscal years 2012 and 2013.

Compensation expense recorded under the terms of these agreements amounted to $34,000, $34,000 and $265,000 for the fiscal years ended December 25, 2012, December 31, 2013 and December 30, 2014, respectively, and are recorded under general and administrative expenses. During 2013, an employee who had an operating agreement with the Company terminated his agreement with the Company. During 2014, an employee who had an operating agreement with the Company had that operating agreement bought out by the Company. As of December 30, 2014 there were two active employment agreements.